      COMMON STOCK                                     COMMON STOCK


      -------------                                    -------------
      |           | [LOGO OF THE KEITH COMPANIES/TKC]  |           |
      | KC-       |                                    |           |
      -------------                                    -------------

                                            SEE REVERSE FOR STATEMENTS RELATING
                                                   TO RIGHTS, PREFERENCES,
                                             PRIVILEGES AND RESTRICTIONS, IF ANY

            INCORPORATED UNDER THE LAWS OF THE STATE OF CALIFORNIA

                                                 --------------------------
                                                 |    CUSIP 487539 10 8   |
                                                 --------------------------

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|  THIS CERTIFIES THAT                                                         |
|                                                                              |
|                                                                              |
|                                                                              |
|                                                                              |
|                                                                              |
|                                                                              |
|                                                                              |
|  is the registered holder of                                                 |
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     FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $.001 PAR
                              VALUE PER SHARE OF

                             CERTIFICATE OF STOCK

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.



DATED:

                    [SEAL OF THE KEITH COMPANIES, INC.]
/s/ Gary C. Campanaro                                /s/ Aram H. Keith

CHIEF FINANCIAL OFFICER AND SECRETARY                  CHAIRMAN OF THE BOARD
                                                    AND CHIEF EXECUTIVE OFFICER


                                               Countersigned and Registered:
                                               U.S. STOCK TRANSFER CORPORATION
                                                   TRANSFER AGENT AND REGISTRAR

                                               By:
                                                  ------------------------------
                                                         Authorized Signature

                   STEEL ENGRAVED BORDER TO BE PRINTED HERE

   A statement of the rights, preferences, privileges and restrictions granted to or imposed upon the respective classes or series of shares and upon the holders thereof as established by the Articles of Incorporation of the Corporation and by any certificate of determination, and the number of shares constituting each class or series and the designations thereof, may be obtained by any shareholder of the Corporation upon written request and without charge from the Secretary of the Corporation at its corporate headquarters.
   KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.


   The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common                UNIF GIFT MIN ACT-           Custodian
TEN ENT - as tenants by the entireties                          -----------         -------------
JT TEN  - as joint tenants with right or                          (Cust)                (Minor)
          survivorship and not as tenants                       under Uniform Gifts to Minors
          in common                                             Act
                                                                   ------------------------------
                                                                              (State)

                                              UNIF TRF MIN ACT -           Custodian (until age )
                                                                -----------          -----------
                                                                          under Uniform Transfers
                                                                ----------
                                                                 (Minor)
                                                                to Minors Act
                                                                             --------------------
                                                                                   (State)
              Additional abbreviations may also be used though not in the above list.





  For value received,                     hereby sell, assign and transfer unto
                     ---------------------
PLEASE INSERT SOCIAL SECURITY OR OTHER TAXPAYER
       IDENTIFYING NUMBER OF ASSIGNEE

-----------------------------------------------
|                                             |
-----------------------------------------------

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   PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE

--------------------------------------------------------------------------------

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                                                                          shares
--------------------------------------------------------------------------
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint.

                                                                       Attorney,
-----------------------------------------------------------------------
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated                                 X
     ---------------,-----              ---------------------------------

                                      X
                                        ---------------------------------

Notice: The signature(s) to this assignment must correspond with the name(s) written upon the face of this Certificate in every particular, without alteration or enlargement or any change whatsoever.


Signature(s) Guaranteed

By
  ------------------------------------------------------------------------------
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.